================================================================================
USLIFE INCOME FUND, INC.
2929 Allen Parkway
Houston, TX 77019

Dear Shareholder:

USLIFE Income Fund reported net investment income of $3,764,804 or $0.67 per share for the fiscal year ended June 30, 2000, versus $4,402,006 or $0.78 per share for the prior fiscal year. The decrease in net investment income for the period is attributable in part to increased expenses during the first half of the fiscal year in connection with a proxy contest and related matters. Net assets of the Fund were $50,590,925 or $8.96 per share at fiscal year end, versus $56,841,469 or $10.07 per share on June 30, 1999. Cash dividends totaling $0.76 per share were paid to shareholders during the 2000 fiscal year.

Your Fund's market price return of negative 6.81% for the year ended June 30, 2000, compared unfavorably with its relevant benchmarks. The Merrill Lynch Corporate Government Index returned 4.33% while the Merrill Lynch High Yield Bond Index returned negative 1.37%. The Fund's Net Asset Value (NAV) return for the year ended June 30, 2000, was a negative 3.70%, assuming reinvestment of dividends.

The Fund had 55.4% of its assets in investment grade issues and 44.6% of its assets in below investment grade issues on June 30, 2000. The Fund continues its investment objective of achieving a high level of current income for its shareholders.

Your Board of Directors declared a quarterly dividend of $0.18 per share on July 18, 2000 payable on September 1, 2000 to shareholders of record on August 18, 2000. We encourage those shareholders not already participating in USLIFE Income Fund's Automatic Dividend Investment Plan, described on page 16, to enroll in the Plan.

The past year was an excellent time for the U.S. economy. Growth was the fastest in a decade. The past year was an unusually poor year for corporate bonds. Despite the extremely strong domestic economic growth, default rates on corporate bonds increased to levels not seen since the last recession. As default rates increased on corporate bonds, the prices of most of these securities fell. Lower quality, higher risk securities fell the furthest. The best performing bonds during this period were those issued by the U.S. Government. The outlook for the bond markets going forward is uncertain. The Federal Reserve has increased interest rates six times since last June in an attempt to slow the economy. It appears at this point that they may have been successful as growth has declined to a more sustainable sub 4% level. In a normal environment when economic growth slows, credit problems increase. The yield levels on high risk corporate bonds are already discounting very high levels of default risk. With the default risk premium so high, a year of 4% economic growth should be supportive of much better bond returns.

Sincerely,

/s/Alice T. Kane
Alice T. Kane
President

================================================================================
Report of Independent Auditors

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF USLIFE INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities of USLIFE Income Fund, Inc., including the schedule of investments, as of June 30, 2000, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 1999, and the financial highlights for each of the four years then ended, were audited by other auditors whose report dated July 29, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of USLIFE Income Fund, Inc. at June 30, 2000, the results of its operations, changes in its net assets, and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                            ERNST & YOUNG LLP
Houston, Texas
July 19, 2000

See accompanying notes to financial statements.

================================================================================
USLIFE INCOME FUND, INC.
Schedule of Investments
June 30, 2000

PAR VALUE                                                           MARKET VALUE
---------                                                           ------------
               CORPORATE BONDS - 94.78%
               AEROSPACE/DEFENSE - 1.69%
$  500,000     Loral Corp., 7.00% due 09/15/23 ..................... $   431,320
   500,000     Raytheon Co., 7.38% due 07/15/25 ....................     426,100
                                                                     -----------
                                                                         857,420
                                                                     -----------
               AIRLINES - 2.57%
 1,470,187     U.S. Airways Inc., 6.85% due 01/30/18 ...............   1,303,556
                                                                     -----------
               APPAREL & PRODUCTS - 1.22%
   500,000     Bell Sports, Inc., 11.00% due 08/15/08 ..............     491,250
   275,000     Galey & Lord, Inc., 9.13% due 03/01/08 ..............     124,438
                                                                     -----------
                                                                         615,688
                                                                     -----------
               AUTO - CARS -   0.95%
   750,000     Prestolite Electric, Inc., 9.63% due 02/01/08 .......     480,000
                                                                     -----------
               BANKS - REGIONAL - 4.06%
 2,500,000     Zions Institutional Capital Trust A,
                 8.54% due 12/15/26 ................................   2,053,575
                                                                     -----------
               BROADCASTING - 2.41%
   300,000     Coaxial Communications/Phoenix, 10.00% due 08/15/06 .     284,250
   250,000     Cumulus Media, Inc., 10.38% due 07/01/08 ............     211,250
   700,000     Echostar DBS Corp., 9.38% due 02/01/09 ..............     675,500
    50,000     Spanish Broadcasting System, Inc., 9.63% due 11/01/09      49,750
                                                                     -----------
                                                                       1,220,750
                                                                     -----------
               BUILDING MATERIALS - 0.99%
 1,000,000 (1) Uniforet Inc., 11.13% due 10/15/06 ..................     500,000
                                                                     -----------
               CHEMICAL - MAJOR - 1.00%
   325,000     Koppers Industry, Inc., 9.88% due 12/01/07 ..........     299,813
   250,000     Royster-Clark, Inc., 10.25% due 04/01/09 ............     203,750
                                                                     -----------
                                                                         503,563
                                                                     -----------
               CHEMICAL - MISCELLANEOUS - 0.49%
   250,000     Lyondell Chemical Co., 9.63% due 05/01/07 ...........     246,250
                                                                     -----------
               CONSUMER FINANCE - 0.57%
   300,000     AmeriCredit Corp., 9.25% due 02/01/04 ...............     289,500
                                                                     -----------
               CONTAINERS PAPER - 0.82%
   500,000     Packaged Ice, Inc., 9.75% due 02/01/05 ..............     415,000
                                                                     -----------
               DRUGS - 1.27%
   650,000     ICN Pharmaceuticals, Inc., 8.75% due 11/15/08 .......     640,250
                                                                     -----------
See accompanying notes to financial statements.

================================================================================
USLIFE INCOME FUND, INC.
Schedule of Investments -- continued
June 30, 2000

PAR VALUE                                                           MARKET VALUE
---------                                                           ------------

               ELECTRIC PRODUCTS - MISCELLANEOUS - 3.38%
$2,000,000     ITT Industrial, Inc.,  7.40% due  11/15/25 .......... $ 1,708,100
                                                                     -----------

               ELECTRIC INSTRUMENTS - 0.50%
   250,000 (2) Flextronics International Ltd., 9.88% due 07/01/10 ..     251,875
                                                                     -----------

               ENTERTAINMENT - 3.11%
   500,000     Aztar Corp., 8.88% due 05/15/07 .....................     471,250
   500,000     Hollywood Casino Shreveport, 13.00% due 08/01/06 ....     531,250
   100,000     MTS, Inc.,  9.38% due 05/01/05 ......................      41,750
   500,000     Riviera Black Hawk, Inc., 13.00% due  05/01/05 ......     535,000
                                                                     -----------
                                                                       1,579,250
                                                                     -----------

               FINANCE COMPANIES - 0.76%
   500,000     Meditrust Companies, 7.51% due 09/26/03 .............     386,251
                                                                     -----------

               FINANCIAL SERVICES - 10.73%
 1,500,000 (2) Bank of Scotland, 7.00% due 11/29/49 ................   1,368,732
   250,000     Charter Communications Holding, 10.25% due 01/15/10 .     241,875
 1,500,000     Doral Financial Corp., 8.50% due 07/08/04 ...........   1,475,085
 1,500,000     Ono Finance Plc., 13.00% due 05/01/09 ...............   1,417,500
 1,000,000     Paine Webber Group, Inc., 7.94% due 01/27/17 ........     928,620
                                                                     -----------
                                                                       5,431,812
                                                                     -----------

               FOODS - 0.73%
   500,000     Bordon, Inc., 7.88% due 02/15/23 ....................     369,355
                                                                     -----------

               HEALTHCARE - 2.30%
   250,000     EVENFLO CO INC, 11.75% due 08/15/06 .................     243,125
   250,000     HealthSouth Corp., 9.50% due 04/01/01 ...............     249,295
 1,720,000 (1) Kuala Health Affiliates, Inc., 6.00% due 08/31/03 ...     387,000
   500,000     Universal Hospital Services, 10.25% due 03/01/08 ....     285,000
                                                                     -----------
                                                                       1,164,420
                                                                     -----------

               HOME BUILDERS - 0.18%
   100,000     Beazer Homes USA, Inc., 9.00% due 03/01/04 ..........      93,000
                                                                     -----------

               HOSPITAL MANAGEMENT - 0.51%
   250,000     Lifepoint Hospitals Holding, 10.75% due 05/15/09 ....     257,500
                                                                     -----------

See accompanying notes to financial statements.

================================================================================
USLIFE INCOME FUND, INC.
Schedule of Investments -- continued
June 30, 2000

PAR VALUE                                                           MARKET VALUE
---------                                                           ------------

               INFORMATION PROCESSING - BUSINESS SOFTWARE - 0.36%
$  250,000     Northpoint Communication, 12.88% due 02/15/10 ....... $   180,000
                                                                     -----------

               INFORMATION PROCESSING - COMPUTER SERVICES - 0.45%
   275,000     Globix Corp., 12.50% due 02/01/10 ...................     225,500
                                                                     -----------

               INFORMATION PROCESSING - NETWORKING  - 1.08%
   400,000 (2) Condor Systems, Inc., 11.88% due 05/01/09 ...........     193,000
   350,000 (2) Exodus Communications, Inc., 11.63% due 07/15/10 ....     350,875
                                                                     -----------
                                                                         543,875
                                                                     -----------

               INSURANCE - MULTILINE - 4.23%
 2,300,000     Zurich Capital Trust, 8.38% due 06/01/37 ............   2,138,333
                                                                     -----------

               LEISURE TIME - 1.90%
   500,000     Hollywood Park, Inc., 9.25% due 02/15/07 ............     497,500
   500,000     Speedway Motorsports, Inc., 8.50% due 08/15/07 ......     465,000
                                                                     -----------
                                                                         962,500
                                                                     -----------

               LODGING - 0.92%
   250,000     HMH Properties, 7.88% due 08/01/08 ..................     224,375
   250,000     Prime Hospitality Corp., 9.75% due 04/01/07 .........     241,250
                                                                     -----------
                                                                         465,625
                                                                     -----------

               MACHINERY - CONSTRUCTION & CONTRACTS - 0.97%
   650,000     Grove Worldwide LLC., 9.25% due 05/01/08 ............     251,875
   250,000 (2) Lennar Corp., 9.95% due 05/01/10 ....................     241,250
                                                                     -----------
                                                                         493,125
                                                                     -----------

               MERCHANDISING - DEPARTMENT - 0.38%
   200,000     True Temper Sports, Inc., 10.88% due 12/01/08 .......     190,250
                                                                     -----------

               MERCHANDISE - SPECIALTY - 0.72%
   250,000     BIG 5 Corp., 10.88% due 11/15/07 ....................     229,688
   150,000     Finlay Fine Jewelry Corp., 8.38% due 05/01/08 .......     133,500
                                                                     -----------
                                                                         363,188
                                                                     -----------

               MERCHANDISING - MASS - 4.56%
 2,500,000     K Mart Funding Corp., 9.44% due 07/01/18 ............   2,305,275
                                                                     -----------

               METALS - MISCELLANEOUS - 0.97%
   500,000     Inco Limited, 9.60% due 06/15/22 ....................     489,660
                                                                     -----------

See accompanying notes to financial statements.

================================================================================
USLIFE INCOME FUND, INC.
Schedule of Investments -- continued
June 30, 2000

PAR VALUE                                                           MARKET VALUE
---------                                                           ------------

               METALS - STEEL - 0.42%
$  250,000     Renco Steel Holdings, 10.88% due 02/01/05 ........... $   215,000
                                                                     -----------

               MISCELLANEOUS - 0.88%
   500,000 (2) United Pan-Europe Communications N.V., 11.25%
                 due 02/01/10 ......................................     445,000
                                                                     -----------

               OIL - INTEGRATED DOMESTIC - 1.13%
   375,000     Tesoro Petroleum Corp., 9.00% due 07/01/08 ..........     356,250
   200,000     USX-Marathon Group, 9.13% due 01/15/13 ..............     217,380
                                                                     -----------
                                                                         573,630
                                                                     -----------

               OIL - SERVICE - 0.58%
   300,000     Pride Petroleum Services, 9.38% due 05/01/07 ........     294,000
                                                                     -----------

               OIL - SERVICE - PRODUCTS - 0.29%
   150,000     Parker Drilling Co., 9.75% due 11/15/06 .............     145,125
                                                                     -----------

               OIL/GAS PRODUCERS - 1.92%
   500,000     Frontier Oil Corp., 11.75% due 11/05/09 .............     500,000
   250,000     HS Resources, Inc., 9.25% due 11/15/06 ..............     243,125
    25,000     R & B Falcon Corp., 9.50% due 12/15/08 ..............      25,125
   200,000     Swift Energy Co., 10.25% due 08/01/09 ...............     202,500
                                                                     -----------
                                                                         970,750
                                                                     -----------

               PAPER/FOREST PRODUCTS - 9.19%
   225,000     Bear Island LLC., 10.00% due 12/01/07 ...............     196,875
 2,300,000     Boise Cascade Co., 7.99% due 09/13/13 ...............   2,118,829
               Georgia-Pacific Corp.:
   500,000       9.63% due 03/15/22 ................................     524,145
 2,000,000       8.25% due 03/01/23 ................................   1,811,000
                                                                     -----------
                                                                       4,650,849
                                                                     -----------

               POLLUTION CONTROL - 0.08%
 1,000,000 (1) Safety-Kleen Services, 9.25% due 06/01/08 ...........      40,000
                                                                     -----------

               PUBLISHING - NEWS - 4.64%
 2,500,000     News America Holdings, 8.15% due 10/17/36 ...........   2,347,324
                                                                     -----------

               PUBLISHING/PRINTING - 0.87%
   250,000     Transwestern Publishing Co., 9.63% due 11/15/07 .....     241,250
   200,000     TV Guide, Inc., 8.13% due 03/01/09 ..................     197,500
                                                                     -----------
                                                                         438,750
                                                                     -----------

See accompanying notes to financial statements.

================================================================================
USLIFE INCOME FUND, INC.
Schedule of Investments -- continued
June 30, 2000

PAR VALUE                                                           MARKET VALUE
---------                                                           ------------

               RESTAURANTS - 0.62%
$  150,000     Apple South, Inc., 9.75% due 06/01/06 ............... $   124,500
   100,000     Dominos Inc., 10.38% due 01/15/09 ...................      92,750
   100,000     Perkins Family Restaurant, 10.13% due 12/15/07 ......      95,500
                                                                     -----------
                                                                         312,750
                                                                     -----------

               SAVINGS & LOAN - 5.29%
 2,700,000     Ahmanson Capital Trust, 8.36% due 12/01/26 ..........   2,455,110
   250,000     Western Financial Bank, 8.88% due 08/01/07 ..........     222,500
                                                                     -----------
                                                                       2,677,610
                                                                     -----------

               TELECOMMUNICATIONS - 7.40%
   300,000     Amphenol Corp., 9.88% due 05/15/07 ..................     302,624
   200,000     Covad Communications Group, Inc., 12.00% due 02/15/10     156,000
   515,000     Energis, Plc., 9.75% due 06/15/09 ...................     504,700
   500,000     GCI, Inc., 9.75% due 08/01/07 .......................     460,625
   100,000     Global Crossing Holding Limited, 9.63% due 05/15/08 .      97,500
   500,000 (2) Level 3 Communications, Inc., 11.00% due 03/15/08 ...     495,000
   250,000     Netia Holdings B.V., 10.25% due 11/01/07 ............     207,813
   500,000     NEXTLINK Communications, Inc, 10.75% due 06/01/09 ...     492,500
   250,000     Orbcomm Global, 14.00% due 08/15/04 .................     195,000
   250,000     Spectrasite Holdings, Inc., 10.75% due 03/15/10 .....     249,375
   300,000     Versatel Telecom International NV - ADR, 13.25%
                 due 05/15/08 ......................................     301,500
   300,000 (2) WinStar Communications, Inc., 12.75% due 04/15/10 ...     279,750
                                                                     -----------
                                                                       3,742,387
                                                                     -----------

               UTILITIES - ELECTRIC - 4.69%
   900,000     Boston Edison, 8.25% due 09/15/22 ...................     892,035
   865,000     Commonwealth Edison, 8.38% due 09/15/22 .............     849,707
   600,000     Toledo Edison, 9.22% due 12/15/21 ...................     628,770
                                                                     -----------
                                                                       2,370,512
                                                                     -----------

               TOTAL CORPORATE BONDS
               (Cost $54,474,079) ..................................  47,948,133
                                                                     -----------

               WARRANTS -  0.44%
               FINANCIAL SERVICES - 0.44%
     1,500     Ono Finance, Plc. ...................................     224,625
                                                                     -----------

               TOTAL WARRANTS
               (Cost $0) ...........................................     224,625
                                                                     -----------

See accompanying notes to financial statements.

================================================================================
USLIFE INCOME FUND, INC.
Schedule of Investments -- continued
June 30, 2000

PAR VALUE                                                           MARKET VALUE
---------                                                           ------------

               CORPORATE SHORT TERM - 3.65%
               REPURCHASE AGREEMENT - 3.65%
$1,847,000     State Street Bank Repurchase Agreement,
               6.35% dated 06/30/00, to be repurchased at
               $1,847,977 on 07/03/00, collateralized by U.S.
               Treasury Note, 5.38%, 06/30/03, with a par value
               of $1,960,000 (Cost $1,847,000) ..................... $ 1,847,000
                                                                     -----------

               TOTAL CORPORATE SHORT TERM -
               REPURCHASE AGREEMENT
               (Cost $1,847,000) ...................................   1,847,000
                                                                     -----------

               TOTAL INVESTMENTS - 98.87%
               (Cost $56,321,079) .................................. $50,019,758
                                                                     ===========

          --------------------------
           (1) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payments.
           (2) Securities exempt from registration under Rule 144A of the Securities Act of 1933.
               These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the aggregate value of these securities was $3,625,482 representing 7.17% of the net assets.



See accompanying notes to financial statements.

================================================================================
USLIFE INCOME FUND, INC.
Statement of Assets and Liabilities
June 30, 2000

ASSETS
Investments at market
  Bonds (Cost $54,474,079) .......................................  $48,172,758
  Repurchase agreement (Cost $1,847,000) .........................    1,847,000
Receivable for investment sold ...................................      114,882
Interest receivable ..............................................    1,262,094
Other assets .....................................................      393,816
                                                                    ------------
  Total Assets ...................................................   51,790,550
                                                                    ------------

LIABILITIES
Payable for investments purchased ................................      866,422
Director's deferred compensation .................................      202,940
Payable to affiliates:
  Advisory fees ..................................................       27,736
  Accounting services ............................................       12,500
Other liabilities ................................................       90,027
                                                                    ------------
  Total Liabilities ..............................................    1,199,625
                                                                    ------------

NET ASSETS  (equivalent to $8.96 per share on 5,643,768
    shares outstanding) ..........................................  $50,590,925
                                                                    ============

NET ASSETS REPRESENTED BY:
Capital stock, $1.00 par value per share
  10,000,000 shares authorized; 5,643,768 shares outstanding .....  $ 5,643,768
Additional paid in capital .......................................   53,463,303

Accumulated net realized loss on securities ......................   (2,757,146)

Undistributed net investment income ..............................      542,321
Unrealized depreciation of investments ...........................   (6,301,321)
                                                                    ------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING ......................  $50,590,925
                                                                    ============



See accompanying notes to financial statements.

================================================================================
USLIFE INCOME FUND, INC.
Statement of Operations
For the year ended June 30, 2000

INVESTMENT INCOME:
Interest .........................................................  $ 5,099,471
                                                                    ------------

EXPENSES:
Advisory fees ....................................................      357,889
Legal and audit fees .............................................       93,799
Directors' fees ..................................................       61,146
Transfer agent fees and expenses .................................       51,920
Treasury and secretarial services ................................       50,000
Report to shareholders ...........................................       43,016
New York Stock Exchange listing fees .............................       16,320
Interest on directors' deferred compensation .....................       11,096
Custodian fees ...................................................       10,494
Proxy expenses ...................................................      628,631
Miscellaneous ....................................................       10,356
                                                                    ------------
  Total expenses .................................................    1,334,667
                                                                    ------------
NET INVESTMENT INCOME ............................................    3,764,804
                                                                    ------------

REALIZED AND UNREALIZED LOSS ON SECURITIES:
Net realized loss on securities ..................................   (1,071,369)
Net unrealized depreciation on securities during the year ........   (4,654,716)
                                                                    ------------
  Net realized and unrealized loss on securities during the year .   (5,726,085)
                                                                    ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................  $(1,961,281)
                                                                    ============

================================================================================

Statement of Changes in Net Assets

                                                                     2000          1999
                                                                     ----          ----
OPERATIONS:
Net investment income .........................................  $ 3,764,804    $ 4,402,006
Net realized loss on securities ...............................   (1,071,369)      (656,773)
Net unrealized depreciation of securities during the year .....   (4,654,716)    (3,284,726)
                                                                 ------------   ------------
  Increase (decrease) in net assets resulting from operations .   (1,961,281)       460,507
                                                                 ------------   ------------


DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .........................................   (4,289,263)    (4,289,263)
                                                                 ------------   ------------
TOTAL DECREASE IN NET ASSETS ..................................   (6,250,544)    (3,828,756)

NET ASSETS:
Beginning of year .............................................   56,841,469     60,670,225
                                                                 ------------   ------------
End of year (including undistributed net investment income
  of $542,321 and $1,091,780, respectively). ..................  $50,590,925    $56,841,469
                                                                 ============   ============

================================================================================

USLIFE INCOME FUND, INC.
Financial Highlights
Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends.

                                                                    Fiscal year ended June 30,
                                                       ------------------------------------------------
Per share data                                           2000      1999      1998      1997      1996
                                                       ------------------------------------------------

Net asset value at beginning of year .................  $10.07    $10.75    $10.17    $ 9.62    $10.07
                                                       ------------------------------------------------
Income (loss) from investment operations:
  Net investment income ..............................     .67       .78       .75       .73       .76
  Net realized and unrealized gain (loss)
    on securities ....................................   (1.02)     (.70)      .59       .62      (.41)
                                                       ------------------------------------------------
  Total income (loss) from investment operations .....    (.35)      .08      1.34      1.35       .35
                                                       ------------------------------------------------
Distributions:
  Distributions from net investment income ...........    (.76)     (.76)     (.76)     (.80)     (.80)
                                                       ------------------------------------------------
Net asset value, end of year .........................  $ 8.96    $10.07    $10.75    $10.17    $ 9.62
                                                       ================================================
Market value, end of year ............................  $ 8.25    $ 9.63    $ 9.63    $ 9.13    $ 9.00
                                                       ================================================

Total investment return*:
  Based on market value ..............................   (6.81%)    7.85%    14.01%    10.48%     5.56%
  Based on net asset value ...........................   (3.70%)     .64%    13.57%    15.19%     3.64%

Ratios and supplemental data:
  Ratio of expenses to average net assets** ..........    2.51%     1.12%     1.12%     1.19%     1.17%
  Ratio of net investment income to average net assets    7.08%     7.46%     7.11%     7.43%     7.49%
  Portfolio turnover rate ............................      53%       58%       73%       26%       30%
  Number of shares outstanding at end of year (000's)    5,644     5,644     5,644     5,644     5,644
  Net assets, end of year (000's) .................... $50,591   $56,841   $60,670   $57,417   $54,279
  Average net assets, during the year (000's) ........ $53,144   $58,998   $59,597   $55,764   $56,914

[FN]
* Total returns reflect the change in net asset value or market value at the end of each year, assuming that dividends and capital gains distributions, if any, were reinvested in accordance with the Automatic Dividend Investment Plan available to shareholders. Total return based on net asset value may not be representative of a shareholder's actual total return due to the difference between the net asset value and the current market value of a share as traded on the exchange.

** For the fiscal year ended June 30, 2000, the ratio of expenses to average net assets excluding the costs incurred during the first half of the fiscal year attributable to a proxy contest and related matters was 1.55%.

================================================================================
USLIFE INCOME FUND, INC.
Notes to Financial Statements

Note 1 - Significant Accounting Policies
USLIFE Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed end diversified management investment company.The Fund's investment objective is to provide a high level of current income through a diversified portfolio composed predominantly of marketable fixed-income securities.

The financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Investment Valuation
     Listed securities are valued at the last reported sale price on the principal exchange on which the security is traded. In the absence of any sales that day, securities are valued at the last reported bid price, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Short term debt securities for which market quotations are readily available are valued at the last reported bid price. However, short term securities with a remaining maturity of 60 days or less are valued by the amortized cost method which approximates fair market value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by, or under authority delegated by, the Fund's Board of Directors.

B.   Repurchase Agreements
     The Fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a fund would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the fund's holding period. Under each repurchase agreement, the fund receives, as collateral, securities whose market value is at least equal to the repurchase price.

C.   Federal Income Taxes
     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute all of its taxable net investment income and taxable net realized capital gains, in excess of any available capital loss carryovers. Therefore, no Federal income tax provision is required. At June 30, 2000, the Fund had a net capital loss carry forward of approximately $1.5 million expiring through June 30, 2008.

D.   Investment Transactions and Related Investment Income
     Investment transactions are accounted for on the trade date. Realized gains and losses are determined on the basis of identified cost. Dividend income, if any, is recorded on the ex-dividend date. Coupon interest income on investments is accrued daily. Market premiums on securities are not being amortized and discounts are not being accrued, except for original issue discounts which are being accrued for tax purposes.

E.   Distribution to Shareholders
     Distributions to shareholders are recorded on the record date. The Fund declares distributions from net investment income quarterly. Capital gains distributions in excess of any existing capital loss carry forwards, are declared annually. Investment income and capital gains and losses are recognized in accordance with generally accepted accounting principles ("book"). Distributions from net investment income and realized capital gains are based on earnings as determined inaccordance with Federal tax regulations ("tax") which may differ from book basis earnings. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales and post-October capital losses. At the end of the year, offsetting adjustments to undistributed net investment income and undistributed net realized gains (losses) are made to eliminate permanent book/tax differences arising in the current year.

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USLIFE INCOME FUND, INC. Notes to Financial Statements -- continued

Note 2 - Advisory Fees and Other Transactions with Affiliates
On September 24, 1997, the shareholders of the Fund approved an investment advisory agreement with The Variable Annuity Life Insurance Company ("VALIC" or the "Adviser"). VALIC is an indirect wholly-owned subsidiary of American General Corporation, Houston, Texas. The Adviser receives a monthly fee equal to the sum of: a) 0.04167% of the Fund's adjusted net assets (month end net assets, less net investment income for the month) and b) 2.50% of the Fund's net investment income, minus interest on borrowed funds during the month. For the year ended June 30, 2000, the Fund paid VALIC $357,889 for providing advisory services.

In accordance with the investment advisory agreement, the Fund reimburses the Adviser for services performed on behalf of the Fund by the Secretary and the Treasurer and personnel operating under their direction. For the year ended June 30, 2000, the Fund paid VALIC $50,000 for providing these services.

At June 30, 2000, the Fund had a deferred compensation liability to a former Director of the Fund which totaled $202,940 including accrued interest payable by the Fund.

Certain officers and directors of the Fund are officers and directors of VALIC or affiliates of VALIC.

Note 3 - Investment Activity
At June 30, 2000, the identified cost of investments for Federal income tax purposes was $56,324,954 resulting in gross unrealized appreciation of $470,123, gross unrealized depreciation of $6,771,444, and net unrealized appreciation of $6,301,321.

For the year ended June 30, 2000, purchases and sales of investments, other than short-term investments, aggregated $27,417,715 and $28,038,570, respectively.

Note 4 - Change of Auditors (unaudited)
On April 18, 2000, KPMG LLP resigned as the Fund's independent auditors. Based on the recommendation of the Audit Committee of the Board of Directors of the Fund, the Board of Directors engaged Ernst & Young LLP as the independent auditors to audit the Fund's financial statements for the fiscal year ended June 30, 2000. During the two most recent fiscal years, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and KPMG LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of KPMG would have caused it to make reference to the disagreements in connection with its report.

Note 5 - Subsequent Event
On July 18, 2000, the Board of Directors declared a quarterly dividend of $0.18 per share. The dividend will be payable on September 1, 2000 to shareholders of record on August 18, 2000.

In addition, on July 18, 2000, the Board of Directors elected Timothy T. Janszen as Vice President and portfolio manager of the Fund. Mr. Janszen, Vice President, Public High Yield Portfolio Manager, joined American General Investment Management, L.P. in April 1999. Prior to that, Mr. Janszen was Senior Vice President at Pacholder Associates, Inc. (1996-1999) and Senior Investment Manager of American General Corporation (1995-1996).

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USLIFE INCOME FUND, INC.
Notes to Financial Statements  -- continued

Note 6 - Quarterly Results of Operations (Unaudited)
For the fiscal years ended June 30, 2000, and 1999 (000's omitted except for per share data):

                                                     2000                                         1999
                                              Three Months Ended                           Three Months Ended
                                      ------------------------------------        ------------------------------------
                                       Sept.      Dec.     Mar.      Jun.         Sept.      Dec.      Mar.      Jun.
                                      ------------------------------------        ------------------------------------
Investment income ................... $1,277    $1,223    $1,343    $1,256        $1,240    $1,275    $1,268    $1,280
Net investment income ...............  1,115       575     1,171       904         1,069     1,108     1,110     1,115
  Net realized and unrealized
    gain (loss) on securities ....... (1,760)   (1,523)     (714)   (1,729)       (1,091)      148    (1,034)   (1,965)
Per share of common stock:
  Net investment income .............    .20       .10       .21       .16           .19       .20       .19       .20
  Net realized and unrealized
    gain (loss) on securities .......   (.31)     (.27)     (.13)     (.31)         (.20)      .03      (.19)     (.34)
  Net asset value at
    end of quarter ..................  $9.77     $9.41     $9.30     $8.96         $10.56   $10.59     $10.41   $10.07

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USLIFE INCOME FUND, INC.
Supplementary Information

Other Information

On January 18, 2000, by resolution of the Fund's Board of Directors in accordance with the provisions of Subtitle 8 of Title 3 of the Maryland General Corporation Law ("Subtitle 8"), the Fund elected to be subject to Sections 3-804 and 3-805 of the Maryland General Corporation Law. Subtitle 8 was enacted by the State of Maryland effective June 1, 1999. Sections 3-804 and 3-805 provide, among other things, that (i) any permitted removal of directors from office requires the affirmative vote of the holders of two-thirds of all outstanding shares, (ii) only the board of directors may set the size of the board and vacancies on the board of directors may be filled only by the remaining directors and (iii) special meetings of stockholders may be called by the holders of a majority of all outstanding shares.

Also, on January 18, 2000, the Fund's Board of Directors adopted certain amendments to the Fund's Amended and Restated Bylaws. These amendments, among other things, (i) consistent with Section 3-804(a) of the Maryland General Corporation Law, increase the vote required to remove directors from office for cause, from the holders of a majority to the holders of two-thirds of all outstanding shares, (ii) consistent with Section 16(a) of the Investment Company Act, as amended, require that, if at any time less than a majority of the Board is comprised of directors elected by stockholders, a special meeting of stockholders be called to fill existing vacancies on the Board (and not for the purpose of electing the entire Board), (iii) consistent with Section 3-805 of the Maryland General Corporation Law, increase the percentage of outstanding shares required to cause the Fund to call a special meeting of stockholders from the holders of 25% to the holders of a majority of all outstanding shares, (iv) require 90 to 120 days advance notice of stockholder nominations for directors and presentation of new business by stockholders and (v) consistent with Section 2-109(b) of the Maryland General Corporation Law, increase the percentage of outstanding shares required for the stockholders to amend the Fund's Amended and Restated Bylaws from the holders of a majority to the holders of two-thirds of all outstanding shares.

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USLIFE INCOME FUND, INC.
Supplementary Information -- continued

Automatic Dividend Investment Plan

Shareholders may elect to enroll in the Fund's Automatic Dividend Investment Plan ("Plan"). All distributions of the Fund's net investment income and net realized short-term and long-term capital gains, if any, will automatically be received or invested in shares of the Fund's common stock at their net asset value or market price plus the cost of brokerage commissions, whichever is lower. Shares will be held by Chase Manhattan Bank, the Plan agent, in an account for each participant in non-certificated form. Participation in the Plan will not relieve participants of any capital gains or income tax payable on dividends or distributions reinvested under the Plan. Participation in the Plan can be terminated at any time up to the next dividend record date by writing to ChaseMellon Shareholder Services, L.L.C. Upon termination, stock certificates for full shares will be issued to the participant or, at the participant's direction, sold at the current market price. Any fractional shares at the time of termination will be converted to cash at the current market price. A check for the proceeds, less brokerage commissions and any other costs of sale, will be sent to the participant. For additional information on the Plan, please write:

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road, Overpeck Center
Ridgefield Park, NJ 07660
or call 1-800-526-0801.

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BOARD OF DIRECTORS
Kent E. Barrett
Judith L. Craven
Timothy J. Ebner
Gustavo E. Gonzales, Jr.
Norman Hackerman
Alice T. Kane
John W. Lancaster
Ben H. Love
John E. Maupin, Jr.
F. Robert Paulsen

OFFICERS
Alice T. Kane, Chairman and President
Kent E. Barrett, Executive Vice President
Peter V. Tuters, Vice President and Senior Investment Officer
Charles H. Clines, Vice President and Tax Officer
Leon A. Olver, Vice President
Pauletta P. Cohn, Vice President
Nori L. Gabert, Vice President and Secretary
Gregory R. Seward, Treasurer
Todd L. Spillane, Chief Compliance Officer
Gregory R. Kingston, Assistant Treasurer
Kathryn A. Pearce, Assistant Treasurer
Jaime M. Sepulveda, Assistant Treasurer
Heriberto Valdez, Assistant Treasurer

INVESTMENT ADVISER
The Variable Annuity Life Insurance Company (VALIC)
2929 Allen Parkway
Houston, TX 77019

SHAREHOLDER SERVICE AGENT
ChaseMellon Shareholders Services, L.L.C.
85 Challenger Road
Overpeck Center
Ridgefield Park, NJ 07660

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS
Ernst & Young LLP
1221 McKinney Street
Houston, TX 77010

USLIFE INCOME
FUND, INC.

ANNUAL REPORT

JUNE 30, 2000

[AMERICAN GENERAL FINANCIAL GROUP LOGO]

The Variable Annuity Life Insurance Company (VALIC)
2929 Allen Parkway * Houston, TX 77019